WAIVER

WAIVER (this "***Waiver***"), dated as of April 30, 2013, with respect to that certain Credit Agreement, dated as of July 6, 2011 (as amended, the "***Credit Agreement***"), by and among BPZ EXPLORACIÓN & PRODUCCIÓN S.R.L., as borrower (the "***Borrower***"), BPZ RESOURCES, INC., BPZ ENERGY LLC and SOLUCIONES ENERGÉTICAS S.R.L., as guarantors (the "***Guarantors***" and, together with the Borrower, the "***Loan Parties***"), the Lenders party thereto from time to time, and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as administrative agent (the "***Administrative Agent***"). Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Credit Agreement, and, unless otherwise specified, references to "Sections" shall be to sections of the Credit Agreement.

PRELIMINARY STATEMENTS:

The Borrower has request, and the Lenders have agreed to provide, waivers with respect to certain provisions of the Credit Agreement in respect of the date of commencement of crude oil barrel production at the Corvina Offshore Field Project.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the terms and conditions hereof, the parties hereto agree as follows:

SECTION 1. Waiver. By their signature below, the Administrative Agent and each of the Lenders fully and irrevocably waive, solely during the period commencing on March 31, 2013 and ending on May 31, 2013, any breach, Default or Event of Default of the Credit Agreement, arising out of or as a result of the failure by the Borrower to comply with Section 7.26(b) of the Credit Agreement; provided, however, that nothing herein shall be deemed to discharge or release any Loan Party from any of its other obligations under the Credit Agreement or any other Loan Document.

SECTION 2. Conditions of Effectiveness. This Waiver shall become effective upon receipt by the Administrative Agent of counterparts of this Waiver executed by each of the Loan Parties, the Administrative Agent and the Lender.

SECTION 3. Reference to and Effect on the Loan Documents. (a) Except as expressly waived hereby, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(b) The execution, delivery and effectiveness of this Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(c) No failure or delay on the part of the Lenders in the exercise of any power, right or privilege hereunder or under any other Loan Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any

single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Waiver and the other Loan Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available.

SECTION 4. Execution in Counterparts. This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Waiver.

SECTION 5. Governing Law. This Waiver shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflicts of law principles.

[*Signature Page Follows*]

IN WITNESS WHEREOF, the undersigned have caused this Waiver to be executed as of the day and year first written above.

BPZ EXPLORACIÓN Y PRODUCCIÓN S.R.L., as Borrower

By: ____________
Name: Rafael Zoeger Núñez
Title: Legal Representative

BPZ ENERGY LLC, as Guarantor

By: ____________
Name: Richard S Menniti
Title: Chief Financial Officer

BPZ RESOURCES INC., as Guarantor

By: ____________
Name: J. Durand
Title: Chief Legal Officer

SOLUCIONES ENERGÉTICAS S.R.L., as Guarantor

By: ____________
Name: Francisco Gálvez
Title: Legal Representative

[*Signature Page to Waiver*]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender

By: ____________________
Name: **Martin Cameo**
Title: **Managing Director**

By: ____________________
Name: Michael Jakob
Title: Director

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent

By: ____________________
Name: **Martin Cameo**
Title: **Managing Director**

By: ____________________
Name: Michael Jakob
Title: Director

STANDARD BANK PLC,
as Lender

By: ____________________
Name:
Title:

By: ____________________
Name:
Title:

[*Signature Page to Waiver*]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender

By: ________________
Name:
Title:

By: ________________
Name:
Title:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent

By: ________________
Name:
Title:

By: ________________
Name:
Title:

STANDARD BANK PLC,
as Lender

By: ________________
Name: **Albertus Maartens**
Title: **Attorney in Fact**

By: ________________
Name:
Title: SVP, OPERATIONS
William Connell
Attorney in Fact

[*Signature Page to Waiver*]